FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated August 29, 2013

to the

Prospectus for Individual Flexible Premium Deferred Variable Annuity Contract

(dated May 1, 2013)

This supplement updates certain information about the flexible premium deferred variable annuity contract (the “Contract”) included in the above referenced prospectus.  Please read this supplement carefully and retain it with your Contract prospectus for future reference.

1.              On page 5 of your prospectus, the table of Annual Investment Option Operating Expenses (expenses that are deducted from investment Option assets) is replaced with the following:

Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	2.15%

(4) For certain Investment Options, certain expenses were reimbursed or fees waived during 2012. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.36%

2.              On pages 6-7 of your prospectus, the Examples are revised as follows:

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The expense figures for the one year period in each example take into account the effect of any contractual fee waiver and expense reimbursement arrangement for the Investment Options. The expense figures for the three, five and ten year periods in each example do not take into account the effect of any contractual fee waiver and expense reimbursement arrangement for the Investment Options.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$902	$1,451	$2,011	$3,774

2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$810	$1,357	$1,914	$3,774

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1,3,5,6 or 7, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$353	$1,074	$1,817	$3,774

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$709	$860	$1,007	$1,735

2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$615	$760	$900	$1,735

3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options A or C, or a variable annuity payment option:

1 Year	3 Years	5 Years	10 Years
$148	$459	$792	$1,735

(1) Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three-and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender is deemed to occur for purposes of determining the surrender charge percentage that would apply upon annuitization. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge).”)

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If you have any questions regarding this supplement, please contact the Company at 1-800-247-4170 or contact your registered representative.